UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2012

__________

Clean Coal Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53557	26-1079442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

295 Madison Avenue (12th Floor), New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 710-3549

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 2, 2012, Clean Coal Technologies, Inc. (the “Company”) posted a letter on its website to its shareholders, providing shareholders with an update as to events occurring at the Company. A copy of the letter is attached to this Current Report on Form 8-K as Exhibit 99.1.

Matters discussed in the letter attached to this Current Report on Form 8-K contain forward-looking statements. Investors are cautioned that such forward-looking statements involve risk and uncertainties, which could significantly impact the actual results, performance or achievements of the Company. Such risks and uncertainties include, but are not limited to, the time frame for production of revenue, product development and commercial introduction, the impact of rapid price and technological change and competition, manufacturing and supply uncertainties and other risks.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	CEO Letter to Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN COAL TECHNOLOGIES, INC.

By:	/s/ Robin Eves
Robin Eves
President, Chief Executive Officer and
Acting Chief Financial Officer

Date: February 2, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	CEO Letter to Shareholders.